SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549


Amendment No. 1 to

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):     April 16, 1999


CANISCO RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)


       Delaware                     0-12293            54-0952207
(State or Other Jurisdiction      (Commission         (IRS Employer
     of Incorporation)             File Number)       Identification No.)


300 Delaware Avenue, Suite 714, Wilmington, Delaware               19801
(Address of Principal Executive Offices)                       (Zip Code)


Registrants telephone number, including area code:  (302) 777-5050


                               EXPLANATORY NOTE
                               ________________

This filing is being made to correct the inadvertant ommission of an exhibit in the initial filing of the Form 8-K on May 3, 1999 due to a typographical error in a tag line.




Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(a)   Financial Statements of Business Acquired.
Not Applicable

(b)   Pro Forma Financial Information.
Not Applicable

(c)   Exhibits.

      10.20 Securities Purchase Agreement, dated as of April 16,
            1999, by and among SCC Investment I, L.P., Sterling
            City Capital LLC and Canisco Resources, Inc.



Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 11, 1999

                                CANISCO RESOURCES, INC.


                                   By: /s/     Ralph A. Trallo
                                   Name:   Ralph A. Trallo
                                   Title:   President

	EXHIBIT INDEX



Exhibit          Description                                       Page

10.20   Securities Purchase Agreement, dated as of April
        16, 1999, by and among SCC Investment I, L.P.,
        Sterling City Capital LLC and Canisco Resources, Inc.